INCOME TAXES	12 Months Ended
Sep. 30, 2016
Income Tax Disclosure [Abstract]
INCOME TAXES
6.	INCOME TAXES

The Company accounts for income taxes under the liability method. Deferred tax assets and liabilities are determined based on differences between financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance to reduce the Company’s deferred tax assets to their estimated realizable value.

Reconciliations of the provision (benefit) for income taxes to the amount compiled by applying the statutory federal income tax rate to profit (loss) before income taxes is as follows for each of the fiscal years ended September 30:

	2016	2015
Federal income tax (benefit) at statutory rates	(34.0)%	(34.0)%
Stock-based compensation	(1.35)%	(0.4)%
Extinguishment of debt	-%	-%
Change in valuation allowance	(79.92)%	(16)%
True-ups and other adjustments	(47.26)%	(7.62)%
State tax benefit	(0.02)%	(5.98)%

Temporary differences between the financial statement carrying amounts and bases of assets and liabilities that give rise to significant portions of deferred taxes relate to the following at September 30, 2016 and 2015:

	2016	2015
Deferred income tax assets:
Net operating loss carryforward	$17,492,350	$13,718,300
Deferred interest, consulting and compensation liabilities	3,974,100	3,596,900
Amortization	-	-
Deferred income tax assets – other	5,486	5,600
	21,471,936	17,320,800
Deferred income tax liabilities—other	-	-
Deferred income tax asset—net before valuation allowance	21,471,936	17,320,800
Valuation allowance	(21,471,936)	(17,320,800)
Deferred income tax asset—net	$-	$-

Current and non-current deferred taxes have been recorded on a net basis in the accompanying balance sheet. As of September 30, 2016, the Company had Federal net operating loss carryforwards of approximately $45.7 million and State net operating loss carryforwards of approximately $34.1 million. Both the Federal and State net operating loss carryforwards will begin to expire in 2022 and 2017 respectively. Our ability to utilize net operating loss carryforwards may be limited in the event that a change in ownership, as defined in the Internal Revenue Code, occurs in the future. The Company has placed a valuation allowance against the deferred tax assets in excess of deferred tax liabilities due to the uncertainty surrounding the realization of such excess tax assets. Management periodically evaluates the recoverability of the deferred tax assets and the level of the valuation allowance. At such time as it is determined that it is more likely than not that the deferred tax assets are realizable, the valuation allowance will be reduced accordingly.